UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 Or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           November 3, 2009
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                        American Church Mortgage Company
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             (Exact name of registrant as specified in its charter)

Minnesota                         33-87570                     41-1793975
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(State or other jurisdiction     (Commission                 (IRS Employer
 of incorporation)                File Number)              Identification No.)


         10237 Yellow Circle Drive, Minnetonka, MN                   55343
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code             (952) 945-9455
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


     On November 2, 2009 , the Board of Directors of American Church Mortgage Company, by written action, appointed Scott J. Marquis, age 51, Chief Financial Officer/Treasurer of the Company. Mr. Marquis has served as Vice-President of Church Loan Advisors, Inc., advisor to American Church Mortgage Company since its inception.






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                                                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               American Church Mortgage Company

Date:  November 3, 2009
                                               By /s/ Philip J. Myers
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                                                  Chief Executive Officer